UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
ENIVEL, INC.
		Case Number:	8:10-bk-12735-RK
		Operating Report Number:	6
	Debtor(s).	For the Month Ending:	8/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			2,928,391.06

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			2,897,787.89

3. BEGINNING BALANCE:			30,603.17

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		558,313.45
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Other (Specify)	Trfs from Other DIP Accts	219,000.00
Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD:			777,313.45

5. BALANCE:			807,916.62

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		436,352.54
Disbursements (from page 2)		308,694.98

TOTAL DISBURSEMENTS THIS PERIOD:			745,047.52

7. ENDING BALANCE:			62,869.10

8. General Account Number(s):		ASB: 03206-52794
		BOH: 0007-050151, 0028-039131
		FHB: 46-019156
Depository Name & Location:		American Savings Bank, PO Box 2300
		Honolulu, HI 96804
		Bank of Hawaii, 1617 Dillingham Blvd
		Honolulu, HI 96817
		First Hawaiian Bank, 120 Sand Island Access Rd
		Honolulu, HI 96819

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transferred	Amount Disbursed	Total Disbursements
August 2010		SEE EXHIBIT I	DISBURSEMENTS		308,694.98	308,694.98
August 2010		SEE EXHIBIT I	TRANSFERS	436,352.54		436,352.54
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		TOTAL DISBURSEMENTS THIS PERIOD:		436,352.54	308,694.98	$745,047.52

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$93,748.78

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from BOH Acc #007-050151 are set
forth on Exhibit II and total $1,662.38		1,662.38	See Exhibit II
Deposits from FHB Acc #46-019156 are set
forth on Exhibit III and total $12,643.20		12,643.20	See Exhibit III

TOTAL DEPOSITS IN TRANSIT			14,305.58

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
Checks from BOH Acc #007-050151 are set
forth on Exhibit IV and total $27,862.76		27,862.76	See Exhibit IV
Checks from FHB Acc #46-019156 are set
forth on Exhibit V and total $17,322.50		17,322.50	See Exhibit V

TOTAL OUTSTANDING CHECKS:			45,185.26

Bank statement Adjustments:
Explanation of Adjustments-
Unreconciled difference.

ADJUSTED BANK BALANCE:			$62,869.10

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	933,996.79

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	933,902.21

3. BEGINNING BALANCE:	94.58

4. RECEIPTS DURING CURRENT PERIOD:	166,500.00
(Transferred from General Account)

5. BALANCE:	166,594.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	166,420.85

7. ENDING BALANCE:	173.73

8. PAYROLL Account Number(s):	01-198254

Depository Name & Location:	First Hawaiian Bank
120 Sand Island Access Rd
Honolulu, HI 96819

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
August 2010		SEE EXHIBIT VI	PAYROLL	166,420.85

		TOTAL DISBURSEMENTS THIS PERIOD:		166,420.85

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$8,904.91

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from FHB Acc #01-198254 are set
forth on Exhibit VII and total $8,731.18		8,731.18	See Exibit VII

TOTAL OUTSTANDING CHECKS:			8,731.18

Bank statement Adjustments:			0.00
Explanation of Adjustments-
Reclass negative book balance to AP.

ADJUSTED BANK BALANCE:			$173.73

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7. ENDING BALANCE:		0.00

8. TAX Account Number(s):	NONE

Depository Name & Location:

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	NONE	Balance on Statement:

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	62,869.10
		Payroll Account:	173.73
		Tax Account:	0.00
Other Accounts:	NONE		0.00
			0.00
			0.00
Other Monies:	NONE		0.00
	Petty Cash (from below):		6,197.67

TOTAL CASH AVAILABLE:				69,240.50

Petty Cash Transactions:

Date	Purpose	Amount
3/31/2010	Beginning balance	6,787.67
5/31/2010	Three months of petty cash disbursements at	(590.00)
	main office and 15 stores on supplies, fuel, minor
	repairs and small cash transactions. In the past
	petty cash was reconciled approximately every
	3 to 4 months, going forward, the Debtor will be
	reocnciling monthly.

TOTAL PETTY CASH TRANSACTIONS:			6,197.67

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
De Lage Landen-Equip Lease	Monthly	277.00	1	277.00
De Lage Landen-Equip Lease	Monthly	277.00	1	277.00
Axis-Equipment Lease	Monthly	642.00	1	642.00
Direct Capital- Equip Lease	Monthly	1,275.00	1	1,275.00
First Hawaiian Bank-Secured Note	Monthly	6,655.05	6	39,930.30
Rhoton Family Trust dated 5/8/00	N/A. Debt matured pre-petition	N/A	N/A
Kaimana Ventures Ltd. - Landlord	Monthly	1,751.83	0	0.00
Bishop Square Associates - Landlord	Monthly	1,238.00	0	0.00
Duesenberg Investment Co. - Landlord	Monthly	1,157.00	0	0.00
Pacific Guardian Center - Landlord	Monthly	390.19	0	0.00
Tanaka Properties, LLC - Landlord - HI Plant (FN2)	Monthly	30,286.17	3	90,858.51
See attached schedule for remaining leases			TOTAL DUE:	153,347.81
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - The Debtors were attempting renegotiate the terms of this lease and did not pay June, July and August rent while in negotiations.  The Debtors will either pay these amounts in October 2010 if the lease is assumed, or landlord will be entitled to an administrative claim if the lease is rejected.

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	597,202.00
Total Wages Paid:	273,927.65

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	0.00	0.00
(FN3)	State Withholding	0.00	0.00
(FN3)	FICA- Employer's Share	0.00	0.00
(FN3)	FICA- Employee's Share	0.00	0.00
(FN3)	Federal Unemployment	0.00	0.00
	Sales and Use	6,496.59	0.00
	Real Property	0.00	0.00
Other:	State Unemployment (FN3)	0.00	0.00
	TOTAL:	6,496.59	0.00

(FN3) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS
(CONTINUED)

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Trustees of the Estate of Bernice Pauahi Bishop	Monthly	2,381.60	0	0.00
Manoa Marketplace, LLC	Monthly	2,554.00	0	0.00
Kahala Center Company	Monthly	3,622.00	0	0.00
WCSC, LLC	Monthly	1,806.00	0	0.00
TIAA Realty, Inc.	Monthly	2,282.00	0	0.00
Fort Street Investment Corp.	Monthly	4,080.00	0	0.00
Kahala Center Company	Monthly	8,133.34	0	0.00
Twenty First Technologies Corp.	Monthly	3,178.00	0	0.00
Victoria Ward, Limited	Monthly	6,264.00	0	0.00
Manana CDIT, LLC	Monthly	6,319.00	0	0.00
Vision Windward 1, LLC-Rejected Lease (FN1)	Monthly	4,537.00	3	13,611.00
Waimalu Plaza Co.-Rejected Lease (FN1)	Monthly	2,159.00	3	6,477.00

(FN1) - These two leases were rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010

Page 11a of 16

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	40,880.34	0.00	403,121.77
31 - 60 days	28,711.03	0.00	88,785.74
61 - 90 days	33,629.75	0.00	35,326.45
91 - 120 days	10,532.49	0.00	5,454.40
Over 120 days	12,454.68	0.00	0.00
TOTAL:	126,208.29	0.00	532,688.36

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Liability	Argo	1,000,000	5/31/2011	8/31/2010
	Medical	Argo	5,000	5/31/2011	8/31/2010
	Product	Argo	2,000,000	5/31/2011	8/31/2010
	Fire	Argo	50,000	5/31/2011	8/31/2010
Others:	Health (FN2)	HMAA	Varies		8/31/2010

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	538,591.86	4,875.00	5/11/10	4,875.00	0.00
6/30/2010	2,344,189.30	9,750.00	7/30/10	9,750.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		14,625.00		14,625.00	0.00

(FN1) The debtor believes the amount due for insurance, except for health, is $0 based on the amount of credits due from the carrier primarily from work compensation insurance overpayments. The Debtor's insurance carrier disputes this and the Debtors are in the process of negotiating with the carrier.
(FN2)The health insurance is paid current at the beginning of each month.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
Michael Drace	July 2010	15,200.00	15,200.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	597,202.00	3,546,158.22
Less: Returns/Discounts	98,337.46	589,628.70
Net Sales/Revenue	498,864.54	2,956,529.52

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	27,201.91	142,787.81
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	27,201.91	142,787.81

Gross Profit	471,662.63	2,813,741.71

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	15,200.00	38,900.00
Payroll - Other Employees	258,727.65	1,446,829.99
Payroll Taxes	31,756.80	163,422.36
Other Taxes (Itemize)	0.00	1,402.12
Depreciation and Amortization	17,000.86	104,498.98
Rent Expense - Real Property	75,485.15	451,358.13
Lease Expense - Personal Property	3,619.68	29,988.29
Insurance	9,964.93	43,028.36
Real Property Taxes	0.00	0.00
Telephone and Utilities	48,108.14	175,686.14
Repairs and Maintenance	296.28	14,480.52
Travel and Entertainment (Itemize)	290.31	1,518.25
Miscellaneous Operating Expenses (Itemize)	43,198.19	312,140.66
Total Operating Expenses	503,647.99	2,783,253.80

Net Gain/(Loss) from Operations	(31,985.36)	30,487.91

Non-Operating Income:
Interest Income	81.66	903.26
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	2,689.80	5,562.97
Total Non-Operating income	2,771.46	6,466.23

Non-Operating Expenses:
Interest Expense	1,412.81	8,534.22
Legal and Professional (Itemize)	0.00	17,285.74
Other (Itemize)	20,000.00	149,547.46
Total Non-Operating Expenses	21,412.81	175,367.42

NET INCOME/(LOSS)	(50,626.71)	(138,413.28)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	69,240.50
Restricted Cash	0.00
Accounts Receivable	532,688.36
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	56,639.73
Other (Itemize)	112,293.75
Total Current Assets		770,862.34

Property, Plant, and Equipment	5,462,405.89
Accumulated Depreciation/Depletion	(3,985,710.11)
Net Property, Plant, and Equipment		1,476,695.78

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	4,535,109.92
Total Other Assets		4,535,109.92

TOTAL ASSETS		6,782,668.04

LIABILITIES
Post-petition Liabilities:
Accounts Payable	126,208.29
Taxes Payable	6,496.59
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	93,867.33
Total Post-petition Liabilities		226,572.21

Pre-petition Liabilities:
Secured Liabilities	442,263.31
Priority Liabilities	275,341.65
Unsecured Liabilities	791,906.65
Other (Itemize)	583,817.82
Total Pre-petition Liabilities		2,093,329.43

TOTAL LIABILITIES		2,319,901.64

EQUITY:
Pre-petition Owners’ Equity	4,601,179.68
Post-petition Profit/(Loss)	(138,413.28)
Direct Charges to Equity	0.00
TOTAL EQUITY		4,462,766.40

TOTAL LIABILITIES & EQUITY		6,782,668.04

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The Debtor (and its related debtor entities) have a new financial advisor, C.T. Moffitt & Company, and Chief Restructuring Officer, Charles T. Moffitt, that were employed pursuant to Court order entered on August 27, 2010.  The Debtor (and its related entities) employed National Securities Corp. as their investment banker pursuant to Court order entered on August 26, 2010.  The Debtor (and its related entities) believe that the employment of their new financial advisor, CRO and investment banker will assist the Debtors in reorganizing their bankruptcy cases by, among other things, enabling the Debtors to attempt to obtain exit financing.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

Please see Exhibit VIII attached hereto, which includes a copy of the order granting Merchant Automotive Group's relief from stay motion (entered on July 30, 2010), as well as a copy of the entered order denying the Debtors' motion for reconsideration re the granting of the relief from stay motion (entered on August 2, 2010).  Both orders involve the same property.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

9/24/10	/s/ Robert Lee
Date	Principal for debtor-in-possession